Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN REDACTED PURSUANT TO ITEM 601(A)(6) OF REGULATION S-K.

May 25, 2023

Scynexis, Inc.

1 Evertrust Plaza, 13th Floor

Jersey City, New Jersey 07302

Attn: Legal Department

With a copy to:

Cooley LLP

101 California Street, 5th Floor

San Francisco, California 94114

Attn: Maricel Mojares-Moore

Re: Payoff of Loan and Security Agreement

Reference is hereby made to that certain Loan and Security Agreement, dated as of May 13, 2021 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”), by and among (a) SCYNEXIS, INC., a Delaware corporation (“Borrower”), (b) SILICON VALLEY BANK, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) (“SVB”), as a lender, (c) Hercules Capital, Inc., a Maryland corporation (“Hercules”), as a lender (SVB and Hercules and each of the other “Lenders” from time to time a party to the Loan Agreement are referred to herein collectively as the “Lenders” and each individually as a “Lender”) and (d) HERCULES CAPITAL, INC., in its capacity as administrative agent and collateral agent (“Agent”). Capitalized terms used herein, but not otherwise defined, shall have the meaning set forth in the Loan Agreement.

We have been advised that Borrower intends to pay off all of its Indebtedness to the Lenders, including principal, accrued and unpaid interest, fees, costs and expenses payable under the Loan Agreement or otherwise (other than Bank Services Obligations) (collectively, the “Obligations”). This letter (the “Payoff Letter”) will confirm that, upon receipt by the Lenders of the Payoff Amount (together with any applicable Per Diem Amount; both as defined below) from or on behalf of Borrower, all of the Obligations shall be paid in full.

Payoff Amount; Wiring Instructions. The “Payoff Amount” is U.S. $36,976,854.17 through and until 1:00 p.m. Eastern time on May 26, 2023 (the “Payoff Date”). If the Lenders do not receive funds in an amount sufficient to repay the Payoff Amount in full by 1:00 p.m. Eastern time on the Payoff Date, additional interest and fees shall accrue and be payable in the amount of U.S. $13,659.72 (the “Per Diem Amount”), until the Payoff Amount is paid in full. The Payoff Amount must be received, in immediately available funds, by 1:00 p.m. Eastern time on the Payoff Date in order for Borrower to avoid the accrual of the Per Diem Amount. The Payoff Amount and the Per Diem Amount quoted herein are effective through May 31, 2023.

The Payoff Amount (together with any applicable Per Diem Amount) should be paid by or on behalf of Borrower by four (4) separate wire transfers as follows:

1.
$4,929,613.90 shall be wired to [***] in accordance with the following instructions:

Bank Name:	[***]
ABA#:	[***]
BIC:	[***]
Account Name:	[***]
Account #:	[***]
Reference:	[***]
Contact:	[***]

2.
$8,450,766.66 shall be wired to [***] in accordance with the following instructions:

Bank Name:	[***]
ABA#:	[***]
Account Name:	[***]
SWIFT	[***]
Account #:	[***]
Contact:	[***]

3.
$11,272,438.88 shall be wired to [***] in accordance with the following instructions:

Bank Name:	[***]
ABA#:	[***]
BIC:	[***]
Account Name:	[***]
Account #:	[***]
Reference:	[***]
Contact:	[***]

4.
$12,324,034.73 shall be wired to [***] in accordance with the following instructions:

Bank Name:	[***]
ABA#:	[***]
Account Name:	[***]
Account #:	[***]
Reference:	[***]
Contact:	[***]

Termination of Obligations. Upon the acceptance of this Payoff Letter by Borrower as evidenced by their countersignature hereto and the Lenders’ receipt of the Payoff Amount (together with any applicable Per Diem Amount): (i) the Lenders’ commitments to extend further credit to Borrower under the Loan Agreement shall terminate, (ii) all obligations, covenants, debts and liabilities of Borrower under the Loan Agreement and the other Loan Documents (other than the Warrants and any Bank Services Agreements) shall be immediately and automatically satisfied and discharged in full, and the Loan Agreement and the other Loan Documents (other than the Warrants and any Bank Services Agreements) shall be immediately and automatically terminated, (iii) all liens or security interests granted on any property or assets of Borrower or any guarantor (other than the Cash Collateral) to secure the Obligations including under the Loan Agreement or the other Loan Documents shall immediately and automatically terminate and be released and satisfied in full and all guaranties of the Obligations including under the Loan Agreement or the other Loan Documents (other than the Warrants and any Bank Services Agreements)

shall immediately and automatically terminate and be released and satisfied in full; provided, however, that to the extent that any payments or proceeds (or any portion thereof) received by any of the Lenders shall be subsequently invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, set aside or required to be repaid to a trustee, receiver, debtor-in-possession or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent that the payment or proceeds is rescinded or must otherwise be restored by any of the Lenders, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, the Obligations or part thereof which were intended to be satisfied shall, in each case unless prohibited by applicable law, be revived and continue to be in full force and effect, as if the payment or proceeds had never been received by such Lender(s), and this letter shall in no way impair the claims of Agent and the Lenders with respect to the revived Obligations; provided, further, those obligations, liabilities, covenants and terms that are expressly specified in the Loan Agreement as surviving the Loan Agreement’s termination, including without limitation, Borrower’s indemnity obligations set forth in the Loan Agreement, shall continue to survive notwithstanding this termination.

Lender’s Agreements. Upon the Lenders’ receipt of the Payoff Amount (together with any applicable Per Diem Amount):

(a) The undersigned hereby agrees that this Payoff Letter authorizes Borrower or any agent or other designee of Borrower: (i) to record and file documentation releasing and terminating all liens and security interests on any property or assets of Borrower (other than on the Cash Collateral), including, but not limited to, intellectual property releases, control agreement terminations, landlord waiver releases and UCC-3 financing statement terminations with respect to each lien, security interest and/or financing statement filed or recorded against Borrower and/or its Subsidiaries for the benefit of the Agent or any Lender, and (ii) to deliver a copy of this letter or any other termination or release contemplated hereby to any insurance company, insurance broker, bank, landlord, tenant, warehouseman or other Person to evidence (and/or reflect on public record) the termination and release of all security interests, pledges, liens, assignments or other encumbrances which Borrower or any guarantor or other obligor has granted to the Agent or any Lender on any property or assets (other than with respect to the Cash Collateral) to secure the Obligations, and thereafter any contract, agreement, mortgage, commitment to deliver insurance certificates and proceeds and the like executed and delivered by any such party in favor of the Agent and/or any Lender in connection with the transactions contemplated by the Loan Agreement or any of the other Loan Documents (other than the Warrants and any Bank Services Agreements) shall be immediately and automatically terminated, without further action of or consent by the Agent and/or any Lender.

(b) The Agent and/or Lenders will immediately return to Borrower for the benefit of Borrower and its Subsidiaries all of the Collateral (other than the Cash Collateral) it has in its or their possession including, without limitation all promissory notes, certificates representing the Collateral, any transfers therefore and any other instruments.

(c) The Agent and/or Lenders shall execute and deliver to Borrower each Termination of Control Agreement attached hereto as Schedule A for each agreement by which the Agent and/or any Lender obtained control of a deposit account and/or a securities account for the termination of its control over such deposit and/or securities account.

(e) Each Lender shall execute and deliver the Confirmation of Receipt of Full Payment of the Payoff Amount attached hereto as Schedule B.

The Agent and/or Lenders further agree that, at any time and from time to time following the Lender’s receipt of the Payoff Amount, and at Borrower’s sole cost and expense (including but not limited to attorneys’ fees and expenses incurred by the Agent and any Lender), the Agent and/or Lenders will promptly execute and deliver such other releases, termination statements or other agreements and instruments in form and substance reasonably satisfactory to Borrower and take such other actions as Borrower or its counsel may reasonably request to evidence, effect or reflect on private or public record the release of the security interests, pledges, liens and other encumbrances on any property of Borrower (other than with respect to the Cash Collateral) granted to the Agent and/or any Lender pursuant to the Loan Agreement and the other Loan Documents (other than the Warrants).

Notwithstanding the terms and conditions stated in this Payoff Letter, the Obligations do not include the amounts (such amounts, the “Bank Services Obligations”) that currently are or that may later be due and payable for services and products SVB shall continue to provide to Borrower after the Payoff Date pursuant to the terms of those agreements listed on Schedule C attached hereto (each such agreement, a “Bank Services Agreement”). Borrower has granted to SVB a security interest in deposit account numbers [***], [***] and [***] held, maintained, or managed through SVB (each of which may, subject to and in accordance with agreements entered into between Borrower and SVB, be a restricted account such that Borrower may not be entitled to (a) withdraw or transfer any funds from any such account or otherwise dispose of the funds therein, and (b) place any liens on any such account other than in favor of SVB), and all income and interest thereon, and all renewals, substitutions, additions, replacements and proceeds thereof (the “Cash Collateral”) to secure Borrower’s payment and performance under such Bank Services Obligations subject to and in accordance with agreements entered into between Borrower and SVB. Notwithstanding anything to the contrary in this Payoff Letter, SVB’s security interest in and lien upon the Cash Collateral will not terminate or be released pursuant to this Payoff Letter upon SVB’s receipt of the Payoff Amount and will remain in full force and effect on and after the Payoff Date, in each case subject to and in accordance with agreements entered into between Borrower and SVB with respect to the Cash Collateral. Subject to and in accordance with agreements entered into between Borrower and SVB, the Cash Collateral may be in an amount equal to the maximum aggregate amount of credit to be provided by SVB to or on behalf of Borrower under each Bank Services Agreement plus all interest, fees, and costs due or estimated to become due in connection therewith. Subject to and in accordance with agreements entered into between Borrower and SVB, such Cash Collateral, or the unutilized portion thereof, shall be returned to Borrower upon the latter to occur of the payment in full in cash of the Bank Services Obligations or the termination of SVB’s obligation under each Bank Services Agreement to make credit available to or on behalf of Borrower.

Release. For and in consideration of the agreements of the Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower hereby forever releases and discharges the Agent and Lenders, each of their respective officers, directors, employees, agents, affiliates, representatives, successors and assigns (collectively, the “Released Parties”) from any and all claims, causes of actions, damages and liabilities of any nature whatsoever, known or unknown, which Borrower ever had, now has or might hereafter have against one or more of the Released Parties which relates, directly or indirectly, to the Loan Documents or the transactions relating thereto, to the extent that any such claim, cause of action, damage or liability shall be based in whole or in part upon facts, circumstances, actions or events existing on or prior to the Payoff Date.

Counterparts; Facsimile Delivery. Agent and Lenders hereby request that Borrower acknowledges its receipt and acceptance of and agreement to the terms and conditions set forth in this Payoff Letter by signing a copy of it in the appropriate space indicated below and returning it to the Agent and Lenders. This Payoff Letter may be signed by the parties hereto in several counterparts. Delivery of a photocopy or facsimile of an executed counterpart of this Payoff Letter shall be effective as delivery of a manually executed original counterpart of this Payoff Letter.

Governing Law. The validity, construction and effect of this Payoff Letter shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

[Signature Pages Follow]

Very truly yours,

AGENT:

HERCULES CAPITAL, INC.

By: /s/ Jennifer Choe

Name: Jennifer Choe

Title: Associate General Counsel

LENDERS:

HERCULES PRIVATE CREDIT FUND 1 L.P.

By: Hercules Adviser LLC, its Investment Adviser

By: /s/ Jennifer Choe

Name: Jennifer Choe

Title: Authorized Signatory

HERCULES CAPITAL FUNDING TRUST 2022-1

By: Hercules Capital, Inc., its Administrator

By: /s/ Jennifer Choe

Name: Jennifer Choe

Title: Associate General Counsel

HERCULES FUNDING IV, LLC

By: /s/ Jennifer Choe

Name: Jennifer Choe

Title: Authorized Signatory

[SIGNATURES CONTINUE ON THE NEXT PAGE]

SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (SUCCESSOR BY PURCHASE TO THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER FOR SILICON VALLEY BRIDGE BANK, N.A. (AS SUCCESSOR TO SILICON VALLEY BANK))

By: /s/ James Whiteley

Name: James Whiteley

Title: Vice President

[SIGNATURES CONTINUE ON THE NEXT PAGE]

ACCEPTED AND AGREED:

SCYNEXIS, INC.

By: /s/ Ivor Macleod

Name: Ivor Macleod

Title: Chief Financial Officer